UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
August 13, 2007
Date of Report (Date of Earliest Event Reported)

POLYMEDIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51895 (Commission File Number)	27-0125925 (IRS Employer Identification No.)

170 N. Radnor Chester Road, Suite 300 Radnor, Pennsylvania (Address of principal executive offices)		19087 (Zip Code)
(448) 598-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01(d) Financial Statements and Exhibits
SIGNATURE
Transcript of interview

Item 7.01. Regulation FD Disclosure.
On August 13, 2007, Nicholas Landekic, PolyMedix’s President and Chief Executive Officer was interviewed for the live webcast of the Health Radio Network’s syndicated Health Radio program. A copy of the transcript of the interview is attached as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information in this Report will not be deemed as an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01(d) Financial Statements and Exhibits.
99.1	Transcript of August 13, 2007 interview with Nicholas Landekic.
Forward-Looking Statements
This Current Report on Form 8-K, including Exhibit 99.1 attached hereto, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve risks and that could cause PolyMedix’s actual results and experience to differ materially from anticipated results and expectations expressed in these forward looking statements. PolyMedix has tried, wherever possible, to identify these forward-looking statements by using words such as “anticipates,” “believes,” “hopes,” “estimates,” “looks,” “expects,” “plans,” “intends” and similar expressions. Among other things, there can be no assurance that PolyMedix’s compounds will enter or successfully complete clinical testing or be granted regulatory approval to be sold and marketed in the Unites States or elsewhere. A more complete description of these risks, uncertainties and assumptions is included in PolyMedix’s filings with the Securities and Exchange Commission, including those described under the heading “Risk Factors” in the Annual Report on Form 10-KSB originally filed by PolyMedix with the Securities and Exchange Commission (SEC) on March 19, 2007 as well as the Registration Statement on Form SB-2 (Reg. No. 333-142787) filed with the SEC on May 9, 2007 and Amendments No. 1 and No. 2 to such Registration Statement, which were filed with the SEC on May 25, 2007 and July 24, 2007, respectively. The Registration Statement was declared effective by the SEC on July 26, 2007. You should not place undue reliance on any forward-looking statements. PolyMedix undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of unanticipated events.
Additional Information and Where to Find It
In connection with its offering of Common Stock Units, PolyMedix has filed a registration statement (including a prospectus) on Form SB-2 with the SEC. The Registration Statement, including all exhibits, may be inspected without charge at the SEC’s Public Reference Room at the SEC’s principal office at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of this public reference room by calling 1-800-SEC-0330. The Registration Statement, including all exhibits and schedules and amendments, has been filed with the SEC through the Electronic Data Gathering Analysis and Retrieval system and is available to the public from the SEC’s web site at http://www.sec.gov.
Printed copies of the final prospectus relating to the offering may also be obtained from Needham & Company, LLC., Attn: Kristin Knies, 445 Park Avenue, New York, New York 10022, via fax at 212-705-0416 or via e-mail at kknies@needhamco.com or from WBB Securities, LLC, Attn: Henry Bassman, 125 Elm Street, Suite 6, Westfield, NJ 07090, via fax at (908) 518-9650 or via email at hbassman@wbbsec.com.

This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.

August 16, 2007	/s/ Edward F. Smith

Edward F. Smith
Vice President, Finance and Chief Financial Officer